ROWAN COMPANIES, INC. OFFSHORE RIG FLEET AND CONTRACT STATUS As of May 25, 2011

OFFSHORE RIGS							Contract Status
			Depth (feet)		Year in			Day Rate	Estimated
Name		Class	Water	Drilling	Service	Location	Customer	(in thousands)	Duration	Comments ($ in thousands)
Cantilever Jack-up Rigs:
Rowan EXL IV		S116-E	350	35,000	2012		Available			Rig is under construction with delivery expected in November 2011.
Joe Douglas		240-C	375	35,000	2012	Gulf of Mexico	McMoRan
Rig is under construction with delivery expected in Q4 2011.
Received a verbal commitment from McMoRan for one ultra deep gas well in the Gulf of Mexico (approximately one year) at a day rate in the low 180's commencing early Q1 2012.

Rowan Norway	*	N-Class	400	35,000	2011	UK North Sea	Xcite Energy	Low 250s	June 2012
Rig is under construction with delivery expected in June 2011.  Contract is for combined drilling and production operations with an initial term of 240 days followed by a one year priced option in the low $250s. Production fee of $1 per barrel of oil produced is also payable during the initial term. Customer is required to provide security for the initial term totaling $60 million by the date of shipyard delivery of the rig. The first installments of $15 million was received on February 17, 2011 and the second $15 million installment was received on February 25, 2011.  The final installment of $30 million is due upon delivery of the rig from the shipyard.  Rig is expected to commence operations in November 2011.

Rowan EXL III		S116-E	350	35,000	2011	Gulf of Mexico	McMoRan	Low 140s	May 2012
Rowan Stavanger		N-Class	400	35,000	2011	North Sea	Talisman Norway	Low 330s	November 2011	Rig is in the shipyard undergoing final inspections and is expected to commence operations in late June 2011 following receipt of Norwegian regulatory approval.
								Mid 260s/330s	October 2012
Rig will drill three wells in the Norwegian sector of the North Sea at the higher day rate shown, and one well in the UK sector at the lower day rate shown. The combined duration for the four wells is expected to be 306 days commencing December 2011.

Rowan Viking		N-Class	400	35,000	2011	UK North Sea	Total UK	Low 220s	December 2012	Rig is undergoing modifications for Total UK and is expected to commence operations in early June 2011.
Rowan EXL II		S116-E	350	35,000	2011	Trinidad	BP Trinidad	Mid 130s	February 2014	Rig was idle for three days during the month of April 2011.
Rowan EXL I		S116-E	350	35,000	2010	Gulf of Mexico	McMoRan	Low 140s	July 2011
Ralph Coffman		240-C	375	35,000	2009	Gulf of Mexico	McMoRan	Low 180s	December 2011
J.P. Bussell		225-C	300	35,000	2008	Cypress	Available			Rig is being mobilized to Cypress. Rig was idle during the month of April 2011.
Rowan-Mississippi		240-C	375	35,000	2008	Gulf of Mexico	McMoRan	Low 180s	June 2011
						Middle East	Saudi Aramco	Low 220s	June 2014
Rig is expected to depart GOM in Q3 2011 and commence operations on three-year contract in Q4 2011. Day rate may be subject to penalty of up to one half of the day rate for every day the rig is late beyond June 15, 2011.  The contract includes a priced option for one additional year in the mid 190s.

Hank Boswell		225-C	300	35,000	2006	Middle East	Saudi Aramco	Low 190s	June 2011
Bob Keller		225-C	300	35,000	2005	Middle East	Saudi Aramco	Low 180s	June 2011
Scooter Yeargain		225-C	300	35,000	2004	Middle East	Saudi Aramco	Low 190s	September 2011
Bob Palmer		224-C	550	35,000	2003	Middle East	Saudi Aramco	Mid 270s	June 2014
Rig is in the shipyard in the Middle East undergoing modifications/upgrades for Saudi Aramco before commencing operations on three-year contract in late June 2011.  The contract includes a priced option for one additional year in the mid 290s.

Rowan Gorilla VII		219-C	400	35,000	2002	UK North Sea	Apache	Low 180s	May 2012	The contract includes two (2) six-month options at mutually agreed rates with a cap of 120% of the current day rate.
Rowan Gorilla VI		219-C	400	35,000	2000	UK North Sea	BG	Low 200s	March 2012
Rowan Gorilla V		219-C	400	35,000	1998	UK North Sea	Total	Low 180s	February 2012
								Mid 200s	February 2013
Rowan Gorilla IV		200-C	450	35,000	1986	Mexico	PEMEX	Mid 100s	July 2011	The day rate reprices every three months based on an index of jack-up rates. The day rate reflects Rig's repricing at the end of April 2011.
Rowan Gorilla III		200-C	450	30,000	1984	Gulf of Mexico	Energy XXI	Low 120s	July 2011
						Trinidad	Niko Resources /	Low 130s	August 2012	Rig is expected to commence operations in Q3 2011.
							Bayfield Energy
Rowan Gorilla II		200-C	350	30,000	1984	Gulf of Mexico	Available
Rowan-California		116-C	300	30,000	1983	Middle East	Wintershall	Mid 70s	June 2011	The contract includes a priced option for one additional well at the same rate.
Cecil Provine		116-C	300	30,000	1982	Gulf of Mexico	Apache	Mid 60s	June 2011
Gilbert Rowe		116-C	350	30,000	1981	Middle East	Maersk	Mid 70s	August 2011	Rig is expected to enter the shipyard in August 2011 for inspections and general maintenance for approximately 9-12 months. Rig was idle for five days during the month of April 2011.
Arch Rowan		116-C	350	30,000	1981	Middle East	Saudi Aramco	Low 80s	November 2014	Rig is expected to commence operations in November 2011. Rig is in the shipyard for general maintenance and upgrades and was in the shipyard during the month of April 2011.
Charles Rowan		116-C	350	30,000	1981	Middle East	Saudi Aramco	Low 80s	November 2014	Rig is expected to commence operations in November 2011. Rig is in the shipyard for general maintenance and upgrades and was in the shipyard during the month of April 2011.
Rowan-Paris		116-C	350	30,000	1980	Middle East	Maersk	Mid 70s	December 2011	Rig is expected to enter the shipyard in December 2011 for inspections and general maintenance for approximately 9-12 months.
Rowan-Middletown		116-C	350	30,000	1980	Middle East	Saudi Aramco	Low 80s	November 2014	Rig is expected to commence operations in November 2011. Rig is in the shipyard for general maintenance and upgrades and was in the shipyard during the month of April 2011.
Conventional Jack-up Rigs:
Rowan-Juneau		116	250	30,000	1977	Gulf of Mexico	Available			Rig was idle during the month of April 2011.
Rowan-Alaska		84	350	30,000	1975	Gulf of Mexico	Available			Rig was idle during the month of April 2011.
Rowan-Louisiana		84	350	30,000	1975	Gulf of Mexico	McMoRan	Mid 50s	July 2011	Contract includes priced options for two wells. The first well is estimated for 150 days at a day rate in the low 70s and the second well is estimated for 150 days at a day rate in the low 80s.

"*" Denotes Keppel unit design currently under construction at Keppel FELS shipyard in Singapore.  Rig Class denotes LeTourneau, Inc. hull number. 200-C is a Gorilla class unit designed for extreme hostile environment capability. 219-C is a Super Gorilla class unit, an enhanced version of the Gorilla class, and 224-C is a Super Gorilla XL design.  225-C is a Tarzan Class unit.  240-C is LeTourneau's latest jack-up design.  Estimated contract durations reflect either stated drilling periods or expected time required for the contracted well or wells. Rowan EXL is an enhanced version of the Super 116E class.  Unless otherwise indicated, all day rates include estimated amortization of contract mobilization/modification revenues.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.  THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

Revisions to Fleet Status Report Noted in Bold